UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2006

Chicago Mercantile Exchange Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 3, 2006, Chicago Mercantile Exchange Inc. ("CME"), a wholly owned subsidiary of Chicago Mercantile Exchange Holdings Inc. ("CME Holdings" and collectively with CME, the "Company"), entered into an employment agreement (the "Agreement") with Craig S. Donohue that provides for the continuation of Mr. Donohue’s employment as Chief Executive Officer and replaces Mr. Donohue’s existing agreement. The terms of the Agreement were approved by the Company’s Compensation Committee on March 29th and 31st.

The term of Mr. Donohue’s employment under the Agreement is from January 1, 2006 through December 31, 2009, unless otherwise extended upon the mutual agreement of the parties. For his continued service, Mr. Donohue is entitled to an annual base salary of at least $850,000. Mr. Donohue is also eligible to receive an annual bonus under the Company’s Annual Incentive Plan. The agreement also provides that Mr. Donohue is entitled to insurance, vacation and other employee benefits, including participation in our equity program, commensurate with his position in accordance with our policies for members of the Management Team in effect from time to time.

If Mr. Donohue terminates his employment for good reason, as such term is defined in the Agreement, or if Mr. Donohue’s employment is terminated by the Company without cause, as defined in the Agreement, then Mr. Donohue will be entitled to: (i) his accrued base salary, (ii) any other accrued benefits, (iii) a one time lump sum severance payment equal to two times current base salary, (iv) the vesting of all outstanding equity awards and (v) continued insurance and healthcare benefits.

The Agreement also contains provisions prohibiting Mr. Donohue from rendering services to any competitor or otherwise competing with the Company or soliciting its employees during the term and for one year thereafter.

In the event of a change of control, as defined in the Agreement, or Mr. Donohue’s termination within 60 days prior to a change of control or one year thereafter, all of Mr. Donohue’s unvested awards will be accelerated so as to vest within one year of the change of control.

The foregoing summary of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 10.1 to this Current Report and is hereby incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chicago Mercantile Exchange Holdings Inc.

April 3, 2006	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Managing Director, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Donohue Employment Agreement